Supplement to the
Fidelity Advisor® Real Estate Fund
Class A, Class M, Class C, Class I, and Class Z
September 28, 2024
Summary Prospectus

Samuel Wald no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Steve Buller (Portfolio Manager) has managed the fund since 2025.
ARE-SUSTK-0525-104 1.9881457.104	May 12, 2025